VIDEO TRANSCRIPT JAN 12, 2026 (60 seconds)

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HIT Project Sign
IS PROUDLY FINANCED BY THE
AFL-CIO HOUSING INVESTMENT TRUST
COMPETITIVE RETURNS | UNION CONSTRUCTION JOBS | HOUSING FINANCE
AFLCIO-HIT.COM

Jimmy Vaughan, Business Manager, Plumbers and Gasfitters Local 12:
What HIT is doing is a win-win for everybody involved.

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630 Projects Nationwide

Kate Bennett, Former CEO, Boston Housing Authority:
They’re investing in projects that have a greater purpose.

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131,617 Units of Housing
67% Affordable Housing

Chris Coleman, AFL-CIO HIT, Chair, Board of Trustees:
The dollars that the workers on these projects are earning get reinvested.

Alex Zurek, Sec. Treasurer, Michigan Labor District Council:
That money falls back into the AFL HIT programs, and then they invest in our local communities and put our people to work.

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$51.0 Billion Total Economic Impacts

Liz Shuler, President, AFL-CIO:
We can create jobs, and we can actually revitalize a whole community.

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95 Saint Alphonsus Street Apartments
UNION BUILT PROJECT
IS PROUDLY FINANCED BY THE
AFL-CIO HOUSING INVESTMENT TRUST
COMPETITIVE RETURNS | UNION CONSTRUCTION JOBS | HOUSING FINANCE
AFLCIO-HIT.COM

Byron Osbern, Business Representative, IBEW Local 58:
The HIT Fund is our members’ money in action.

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HIT’s IBEW Investment Impact
16,315 Jobs
32.8 Million Hours On-site Work for IBEW Members

Lou Antonellis, Business Manager, IBEW, Local 103:
We could take a sigh of relief knowing that HIT’s projects are 100% union.

Text: HIT’S INVESTMENT FOOTPRINT
INCEPTION – DECEMBER 31, 2025)

CA, CO, CT, FL, GA, HI, IA, IL, IN, KY, LA, MA, MD, ME, MI, MN, MO, NJ, NM, NV, NY, OH, OK, OR, PA, RI, TX, VA, WA, WI, WV

Chris Coleman:
So really, the map for the future for any community, when they partner with Housing Investment Trust, it’s a map of growth, it’s a map of future success of your city.

HIT’s National Impact:
630 Projects
$11.6 Billion Invested or Allocated
215.5 Million Hours of Union Construction Work
247,007 Jobs Across Communities
131,617 Units of Housing (67% Affordable)
$51.0 Billion Total Economic Impacts

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AFL-CIO Housing Investment Trust
Competitive Returns | Union Construction Jobs | Housing Finance

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America CDE, Inc. project data. Data is current as of December 31, 2025. Economic impact data is in 2024 dollars and all other figures are nominal.  Building America CDE, Inc. is a portfolio investment of the HIT but, unless otherwise noted, its underlying projects are not held in the HIT’s portfolio.

The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department at 202-331-8055. Investors should read the current prospectus carefully before investing.

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